Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results For The Three Months Ended March 31, 2018

HOUSTON, May 14, 2018 — Tidewater Inc. (NYSE:TDW) announced today a net loss for the three months ended March 31, 2018, of $39.2 million, or $1.67 per common share, on revenues of $91.5 million.

As more fully explained in the company's Form 10-Q for the quarter ended March 31, 2018, upon emergence from Chapter 11 bankruptcy on July 31, 2017, the company adopted fresh start accounting in accordance with applicable accounting and reporting regulations, which resulted in the company becoming a new entity for financial reporting purposes on July 31, 2017.  References herein to "Successor" relate to the financial position and results of operations of the reorganized company subsequent to July 31, 2017, while references to "Predecessor" relate to the financial position and results of operations of the company through July 31, 2017.

Included in the $39.2 million ($1.67 per common share) net loss for the three months ending March 31, 2018 were the following:

•

$15.2 million ($0.65 per common share) of foreign exchange losses, $14.8 million of which ($0.63 per common share) is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

•	$6.2 million ($0.26 per common share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the three months ended March 31, 2018.

Consolidated earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the three months ended March 31, 2018, which excludes asset impairment charges, but includes $3.0 million of stock-based compensation expense and $15.2 million of foreign exchange losses, was ($9.9) million.  (See disclosures related to Non-GAAP measures in other fleet and financial data beginning on page 10 herein.)

Common shares and New Creditor Warrants, each of which is exercisable to acquire one common share at a price of $0.001, and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 were 23,988,075, 6,021,696 and 30,009,771, respectively.

Tidewater will hold a conference call to discuss results for the three months ended March 31, 2018 on Tuesday, May 15, 2018 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on May 15, 2018, and will continue until 11:59 p.m. Central Time on May 17, 2018.  To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 46923575.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until June 15, 2018.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involve numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn P. Fanning

Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor	Predecessor
	Quarter Ended	Quarter Ended
	March 31, 2018	March 31, 2017
Revenues:
Vessel revenues	$87,494	156,905
Other operating revenues	3,999	3,844
	91,493	160,749
Costs and expenses:
Vessel operating costs	61,364	80,845
Costs of other operating revenues	2,474	2,689
General and administrative (A)	23,565	41,727
Vessel operating leases	—	8,443
Depreciation and amortization	12,017	37,592
Gain on asset dispositions, net	(1,919)	(6,064)
Asset impairments	6,186	64,857
	103,687	230,089
Operating loss	(12,194)	(69,340)
Other income (expenses):
Foreign exchange gain (loss)	(348)	664
Equity in net earnings (losses) of unconsolidated companies (B)	(15,439)	2,841
Interest income and other, net	(128)	1,588
Interest and other debt costs, net	(7,599)	(21,008)
	(23,514)	(15,915)
Loss before income taxes	(35,708)	(85,255)
Income tax expense	3,321	1,717
Net loss	$(39,029)	(86,972)
Less: Net income attributable to noncontrolling interests	143	7,883
Net loss attributable to Tidewater Inc.	$(39,172)	(94,855)
Basic loss per common share	$(1.67)	(2.01)
Diluted loss per common share	$(1.67)	(2.01)
Weighted average common shares outstanding (C)	23,424,943	47,080,783
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	23,424,943	47,080,783

Note (A):  The company did not incur any restructuring-related professional services costs during the quarter ended March 31, 2018 (Successor).  Restructuring-related professional services costs included in general and administrative expenses for the quarter ended March 31, 2017 (Predecessor), were $16.8 million.  General and administrative expenses for the quarter ended March 31, 2018 (Successor) and March 31, 2017 (Predecessor) included stock-based compensation of $3 million and $(0.9) million, respectively.

Note (B):  Equity in net earnings (losses) of unconsolidated companies for the quarter ended March 31, 2018 (Successor) includes $14.8 million of foreign exchange losses related to our Angola joint venture, Sonatide.

Note (C):  Weighted average shares outstanding for the quarter ended March 31, 2018 (Successor) include 108,044 shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens at March 31, 2018 (Successor). Common shares and new creditor warrants and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 (Successor) were 23,988,075, 6,021,696 and 30,009,771, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	Successor
	March 31,	December 31,
ASSETS	2018	2017
Current assets:
Cash and cash equivalents	$442,472	432,035
Restricted cash	2,847	21,300
Trade and other receivables, net	115,754	114,184
Due from affiliate	207,919	230,315
Marine operating supplies	28,896	28,220
Other current assets	18,181	19,130
Total current assets	816,069	845,184
Investments in, at equity, and advances to unconsolidated companies	13,503	29,216
Net properties and equipment	814,263	837,520
Deferred drydocking and survey costs	11,430	3,208
Other assets	30,783	31,052
Total assets	$1,686,048	1,746,180

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$45,781	38,497
Accrued expenses	56,408	54,806
Due to affiliate	78,135	99,448
Accrued property and liability losses	2,852	2,585
Current portion of long-term debt	5,215	5,103
Other liabilities	8,826	19,693
Total current liabilities	197,217	220,132
Long-term debt	442,729	443,057
Accrued property and liability losses	2,561	2,471
Other liabilities and deferred credits	58,060	58,576

Commitments and Contingencies

Equity:
Successor Common stock of $0.001 par value, 125,000,000 shares authorized, 23,988,075 and 22,115,916 shares issues and outstanding at March 31, 2018 and December 31, 2017, respectively	24	22
Additional paid-in capital	1,061,983	1,059,120
Retained deficit	(78,438)	(39,266)
Accumulated other comprehensive loss	(446)	(147)
Total stockholders’ equity	983,123	1,019,729
Noncontrolling interests	2,358	2,215
Total equity	985,481	1,021,944
Total liabilities and equity	$1,686,048	1,746,180

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Quarter Ended	Quarter Ended
	March 31, 2018	March 31, 2017
Net loss	$(39,029)	(86,972)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0 and $61	(299)	(94)
Change in loss on derivative contract, net of tax of $0 and $823	—	1,317
Change in supplemental executive retirement plan liability, net of tax of $0 and ($927)	—	(1,721)
Change in pension plan minimum liability, net of tax of $0 and $215	—	399
Change in other benefit plan minimum liability, net of tax of $0 and ($2,046)	—	(3,799)
Total comprehensive loss	$(39,328)	(90,870)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Quarter Ended	Quarter Ended
	March 31, 2018	March 31, 2017
Operating activities:
Net loss	$(39,029)	(86,972)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	11,380	37,592
Amortization of deferred drydocking and survey costs	638	—
Amortization of debt premium and discounts	(443)	—
Provision for deferred income taxes	—	(2,200)
Gain on asset dispositions, net	(1,919)	(6,064)
Asset impairments	6,186	64,857
Changes in investments in, at equity, and advances to unconsolidated companies	15,713	(5,062)
Compensation expense - stock-based	2,956	(888)
Excess tax liability on stock option activity	—	4,927
Changes in assets and liabilities, net:
Trade and other receivables	(1,662)	51,051
Changes in due to/from affiliate, net	1,083	24,961
Marine operating supplies	(677)	(408)
Other current assets	949	(6,458)
Accounts payable	7,284	(18,872)
Accrued expenses	845	9,267
Accrued property and liability losses	267	9
Other current liabilities	(2,695)	(3,860)
Other liabilities and deferred credits	(58)	1,884
Cash paid for deferred drydocking and survey costs	(8,860)	—
Other, net	2,058	6,386
Net cash provided by (used in) operating activities	(5,984)	70,150
Cash flows from investing activities:
Proceeds from sales of assets	9,492	2,464
Additions to properties and equipment	(1,677)	(8,355)
Net cash provided by (used in) investing activities	7,815	(5,891)
Cash flows from financing activities:
Principal payment on long-term debt	(1,471)	(2,732)
Payments to General Unsecured Creditors	(8,377)	—
Other	1	(4,927)
Net cash used in financing activities	(9,847)	(7,659)
Net change in cash, cash equivalents and restricted cash	(8,016)	56,600
Cash, cash equivalents and restricted cash at beginning of period	453,335	649,804
Cash, cash equivalents and restricted cash at end of period	$445,319	706,404
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$8,152	8,218
Income taxes	$6,429	2,167
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$—	282

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained (deficit) earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at December 31, 2017 (Successor)	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(39,172)	(299)	143	(39,328)
Stock option expense	—	(98)	—	—	—	(98)
Issuance of common stock	2	—	—	—	—	2
Amortization of restricted stock units	—	2,961	—	—	—	2,961
Balance at March 31, 2018 (Successor)	$24	1,061,983	(78,438)	(446)	2,358	985,481

Balance at December 31, 2016 (Predecessor)	$4,707	171,018	1,570,027	(6,446)	8,258	1,747,564
Total comprehensive loss	—	—	(94,855)	(3,898)	7,883	(90,870)
Stock option activity	—	269	—	—	—	269
Cancellation of restricted stock awards	—	—	157	—	—	157
Amortization/cancellation of restricted stock units	5	(6,066)	—	—	—	(6,061)
Balance at March 31, 2017 (Predecessor)	$4,712	165,221	1,475,329	(10,344)	16,141	1,651,059

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor		Predecessor
	Quarter Ended		Quarter Ended
	March 31, 2018		March 31, 2017
(In thousands)		%		%
Vessel revenues:
Americas (D)	$26,081	30%	80,533	51%
Middle East/Asia Pacific	18,388	21%	26,678	17%
Europe/Mediterranean Sea	9,623	11%	10,166	7%
West Africa	33,402	38%	39,528	25%
Total vessel revenues	$87,494	100%	156,905	100%
Vessel operating costs:
Crew costs	$34,224	39%	41,829	27%
Repair and maintenance	7,704	9%	17,074	11%
Insurance and loss reserves	(1,071)	(1%)	(1,767)	(1%)
Fuel, lube and supplies	9,012	10%	9,279	6%
Other	11,495	13%	14,430	9%
Total vessel operating costs	61,364	70%	80,845	52%
Vessel operating margin (E)	$26,130	30%	76,060	48%

Note (D):  Included in Americas vessel revenues for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (E):  Vessel operating margin equals vessel revenues less vessel operating costs and excludes general and administrative expenses, vessel operating leases and depreciation and amortization expenses. The following tables reconcile vessel operating margin as presented above to vessel operating profit (loss):

	Successor	Predecessor
	Quarter Ended	Quarter Ended
(In thousands)	March 31, 2018	March 31, 2017
Vessel operating margin	$26,130	76,060
General and administrative expenses - vessel operations	(16,867)	(19,445)
Vessel operating leases	—	(8,443)
Depreciation and amortization - vessel operations	(11,912)	(36,173)
Vessel operating profit (loss)	$(2,649)	11,999

The company’s other operating profit (loss) consists of the following:

	Successor	Predecessor
	Quarter Ended	Quarter Ended
(In thousands)	March 31, 2018	March 31, 2017
Other operating revenues	$3,999	3,844
Costs of other marine revenues	(2,474)	(2,689)
General and administrative expenses - other operating activities	(14)	(525)
Depreciation and amortization - other operating activities	(5)	(855)
Other operating profit (loss)	$1,506	(225)

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor		Predecessor
	Quarter Ended		Quarter Ended
	March 31, 2018		March 31, 2017
(In thousands)		%		%
Vessel operating profit (loss):
Americas (F)	$4,911	5%	30,618	19%
Middle East/Asia Pacific	(2,253)	(2%)	(6,164)	(4%)
Europe/Mediterranean Sea	(3,554)	(4%)	(7,102)	(5%)
West Africa	(1,753)	(2%)	(5,353)	(3%)
	(2,649)	(3%)	11,999	7%
Other operating profit (loss)	1,506	2%	(225)	(<1%)
	(1,143)	(1%)	11,774	7%

Corporate general and administrative expenses (G)	(6,684)	(7%)	(21,757)	(14%)
Corporate depreciation	(100)	(<1%)	(564)	(<1%)
Corporate expenses	(6,784)	(7%)	(22,321)	(14%)

Gain on asset dispositions, net	1,919	2%	6,064	3%
Asset impairments	(6,186)	(7%)	(64,857)	(40%)
Operating loss	$(12,194)	(13%)	(69,340)	(43%)
Foreign exchange gain (loss)	(348)	(<1%)	664	<1%
Equity in net earnings (losses) of unconsolidated companies	(15,439)	(17%)	2,841	2%
Interest income and other, net	(128)	(<1%)	1,588	1%
Interest and other debt costs	(7,599)	(8%)	(21,008)	(13%)
Loss before income taxes	$(35,708)	(39%)	(85,255)	(53%)

Note (F):  Americas segment vessel operating profit for the quarter ended March 31, 2017 (Predecessor) includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (G):  The company did not incur any restructuring-related professional services costs during the quarter ended March 31, 2018 (Successor).  Restructuring-related professional services costs included in general and administrative expenses for the quarter ended March 31, 2017 (Predecessor), were $16.8 million.  General and administrative expenses for the quarter ended March 31, 2018 (Successor) and March 31, 2017 (Predecessor) included stock-based compensation of $3 million and $(0.9) million, respectively.

For the following tables for illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items.  However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.  The quarters ended June 30, 2017 and March 31, 2017 are Predecessor periods while the quarters ended March 31, 2018 and December 31, 2017 are Successor periods.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Revenues:
Vessel revenues	$87,494	101,313	104,911	112,257	156,905
Other operating revenues	3,999	3,140	5,652	2,849	3,844
	91,493	104,453	110,563	115,106	160,749
Costs and expenses:
Vessel operating costs	61,364	68,201	84,966	83,773	80,845
Costs of other operating revenues	2,474	1,519	3,036	1,585	2,689
General and administrative (H)	23,565	30,373	25,019	33,059	41,727
Vessel operating leases	—	91	1,747	5,542	8,443
Depreciation and amortization	12,017	12,195	19,302	36,287	37,592
Gain on asset dispositions, net	(1,919)	(6,612)	(376)	(3,189)	(6,064)
Asset impairments	6,186	16,777	21,325	163,423	64,857
	103,687	122,544	155,019	320,480	230,089
Operating loss	(12,194)	(18,091)	(44,456)	(205,374)	(69,340)
Other income (expenses):
Foreign exchange gain (loss)	(348)	(349)	(2,082)	(1,157)	664
Equity in net earnings (losses) of unconsolidated companies	(15,439)	825	1,574	4,517	2,841
Interest income and other	(128)	1,898	1,577	1,680	1,588
Reorganization items (H)	—	(2,419)	(1,085,609)	(313,176)	—
Interest and other debt costs	(7,599)	(7,769)	(5,814)	(10,605)	(21,008)
	(23,514)	(7,814)	(1,090,354)	(318,741)	(15,915)
Loss before income taxes	(35,708)	(25,905)	(1,134,810)	(524,115)	(85,255)
Income tax (benefit) expense	3,321	(2,706)	3,216	295	1,717
Net loss	$(39,029)	(23,199)	(1,138,026)	(524,410)	(86,972)
Less: Net income (loss) attributable to noncontrolling interests	143	374	142	24	7,883
Net loss attributable to Tidewater Inc.	$(39,172)	(23,573)	(1,138,168)	(524,434)	(94,855)
Basic loss per common share	$(1.67)	(1.02)	—	—	—
Diluted loss per common share	$(1.67)	(1.02)	—	—	—
Weighted average common shares outstanding (I)	23,424,943	23,137,909	—	—	—
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	23,424,943	23,137,909	—	—	—

Vessel operating margin	$26,130	33,112	19,945	28,484	76,060

Note (H): Restructuring-related items:
Restructuring-related professional services costs included in general and administrative expenses	$—	—	—	6,709	16,805
Restructuring-related professional services costs included in reorganization items	—	2,031	23,494	5,165	—
Restructuring-related sale leaseback vessel redelivery costs included in reorganization items	—	388	1,244	—	—
Total	$—	2,419	24,738	11,874	16,805

Note (I):  Weighted average shares outstanding for the quarters ended March 31, 2018 and December 31, 2017 include 108,044 and 924,125 shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens, respectively, at March 31 2018 and December 31, 2017.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 were 23,988,075, 6,021,696 and 30,009,771, respectively.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at December 31, 2017 were 22,115,916, 7,884,006 and 29,999,922, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
ASSETS	2018	2017	2017	2017	2017
Current assets:
Cash and cash equivalents	$442,472	432,035	459,978	683,778	706,404
Restricted Cash	2,847	21,300	—	—	—
Trade and other receivables, net	115,754	114,184	120,271	116,612	123,262
Due from affiliate	207,919	230,315	245,056	252,810	262,652
Marine operating supplies	28,896	28,220	31,083	31,097	30,560
Other current assets	18,181	19,130	14,813	34,619	18,409
Total current assets	816,069	845,184	871,201	1,118,916	1,141,287
Investments in, at equity, and advances to unconsolidated companies	13,503	29,216	25,729	49,216	45,115
Net properties and equipment	814,263	837,520	868,689	2,659,314	2,864,762
Deferred drydocking and survey costs	11,430	3,208	388	—	—
Other assets	30,783	31,052	46,845	92,134	139,535
Total assets	$1,686,048	1,746,180	1,812,852	3,919,580	4,190,699

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$45,781	38,497	39,439	35,087	31,599
Accrued expenses	56,408	54,806	61,115	63,155	78,121
Due to affiliate	78,135	99,448	112,642	121,037	132,857
Accrued property and liability losses	2,852	2,585	2,774	2,758	3,583
Current portion of long-term debt	5,215	5,103	5,174	10,106	2,034,124
Other liabilities	8,826	19,693	38,041	28,029	48,429
Total current liabilities	197,217	220,132	259,185	260,172	2,328,713
Long-term debt	442,729	443,057	445,677	80,863	—
Deferred income taxes	—	—	—	—	46,013
Accrued property and liability losses	2,561	2,471	2,607	2,776	10,209
Other liabilities and deferred credits	58,060	58,576	62,569	60,382	154,705
Liabilities subject to compromise	—	—	—	2,389,557	—

Commitments and Contingencies

Equity:
Common stock	24	22	21	4,712	4,712
Additional paid-in capital	1,061,983	1,059,120	1,056,563	165,516	165,221
Retained earnings	(78,438)	(39,266)	(15,693)	950,895	1,475,329
Accumulated other comprehensive loss	(446)	(147)	82	(10,258)	(10,344)
Total stockholders’ equity	983,123	1,019,729	1,040,973	1,110,865	1,634,918
Noncontrolling interests	2,358	2,215	1,841	14,965	16,141
Total equity	985,481	1,021,944	1,042,814	1,125,830	1,651,059
Total liabilities and equity	$1,686,048	1,746,180	1,812,852	3,919,580	4,190,699

Due from affiliate, net of due to affiliate	$129,784	130,867	132,414	131,773	129,795

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater (J)	$16,205	17,062	14,102	17,313	62,831
Towing-supply	6,846	8,263	9,319	11,274	14,738
Other	3,030	3,010	2,989	3,300	2,964
Total (J)	$26,081	28,335	26,410	31,887	80,533
Middle East/Asia Pacific fleet:
Deepwater	$9,564	9,066	8,393	10,701	9,433
Towing-supply	8,824	14,110	16,823	17,065	17,245
Total	$18,388	23,176	25,216	27,766	26,678
Europe/Mediterranean Sea fleet:
Deepwater	$9,020	10,395	11,192	8,237	9,853
Towing-supply	603	641	2,102	2,794	322
Other	—	—	—	—	(9)
Total	$9,623	11,036	13,294	11,031	10,166
West Africa fleet:
Deepwater	$13,938	14,358	13,978	13,921	13,179
Towing-supply	16,139	19,807	21,071	24,225	22,472
Other	3,325	4,601	4,942	3,427	3,877
Total	$33,402	38,766	39,991	41,573	39,528
Worldwide fleet:
Deepwater (J)	$48,727	50,881	47,665	50,172	95,296
Towing-supply	32,412	42,821	49,315	55,358	54,777
Other	6,355	7,611	7,931	6,727	6,832
Total (J)	$87,494	101,313	104,911	112,257	156,905

Note (J):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total revenue for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	26	31	39	41	41
Towing-supply	15	16	19	21	22
Other	6	6	8	8	8
Total	47	53	66	70	71
Stacked vessels	(20)	(27)	(39)	(35)	(34)
Active vessels	27	26	27	35	37
Middle East/Asia Pacific fleet:
Deepwater	19	21	21	22	23
Towing-supply	37	39	43	44	44
Other	—	—	1	1	1
Total	56	60	65	67	68
Stacked vessels	(15)	(20)	(25)	(25)	(24)
Active vessels	41	40	40	42	44
Europe/Mediterranean Sea fleet:
Deepwater	17	17	18	17	18
Towing-supply	4	4	6	6	4
Other	—	—	1	2	2
Total	21	21	25	25	24
Stacked vessels	(5)	(5)	(5)	(6)	(8)
Active vessels	16	16	20	19	16
West Africa fleet:
Deepwater	27	27	25	24	23
Towing-supply	35	37	38	38	39
Other	31	31	32	35	36
Total	93	95	95	97	98
Stacked vessels	(39)	(37)	(37)	(43)	(46)
Active vessels	54	58	58	54	52
Worldwide fleet:
Deepwater	89	96	103	104	105
Towing-supply	91	96	106	109	109
Other	37	37	42	46	47
Total	217	229	251	259	261
Stacked vessels	(79)	(89)	(106)	(109)	(112)
Active vessels	138	140	145	150	149

Total active	138	140	145	150	149
Total stacked	79	89	106	109	112
Total joint venture and other vessels	8	8	8	8	8
Total	225	237	259	267	269

Note (K):  Included in total owned or chartered vessels at March 31, 2018 (Successor), December 31, 2017 (Successor), September 30, 2017 (Successor), June 30, 2017 (Predecessor) and March 31, 2017 (Predecessor), were 70, 89, 91, 115, and 111 vessels, respectively, that were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
AVERAGE NUMBER OF LEASED VESSELS INCLUDED IN VESSEL COUNTS ABOVE:

Americas fleet:
Deepwater	—	—	7	8	8
Towing-supply	—	—	3	3	3
Total	—	—	10	11	11
Stacked vessels	—	—	(7)	(7)	(7)
Active vessels	—	—	3	4	4
Europe/Mediterranean Sea fleet:
Towing-supply	—	—	2	2	1
Total	—	—	2	2	1
Stacked vessels	—	—	—	—	—
Active vessels	—	—	2	2	1
West Africa fleet:
Towing-supply	—	—	3	3	4
Total	—	—	3	3	4
Stacked vessels	—	—	—	—	(1)
Active vessels	—	—	3	3	3
Worldwide fleet:
Deepwater	—	—	7	8	8
Towing-supply	—	—	8	8	8
Total	—	—	15	16	16
Stacked vessels	—	—	(7)	(7)	(8)
Active vessels	—	—	8	9	8

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,309	2,893	3,545	3,731	3,690
Towing-supply	1,350	1,441	1,773	1,941	1,980
Other	540	574	736	728	720
Total	4,199	4,908	6,054	6,400	6,390
Middle East/Asia Pacific fleet:
Deepwater	1,738	1,908	1,932	2,001	2,070
Towing-supply	3,348	3,604	3,980	3,974	3,952
Other	—	3	92	91	90
Total	5,086	5,515	6,004	6,066	6,112
Europe/Mediterranean Sea fleet:
Deepwater	1,527	1,588	1,649	1,539	1,580
Towing-supply	360	379	552	567	356
Other	—	—	136	182	180
Total	1,887	1,967	2,337	2,288	2,116
West Africa fleet:
Deepwater	2,470	2,484	2,347	2,193	2,070
Towing-supply	3,123	3,340	3,493	3,437	3,530
Other	2,745	2,852	2,885	3,170	3,240
Total	8,338	8,676	8,725	8,800	8,840
Worldwide fleet:
Deepwater	8,044	8,873	9,473	9,464	9,410
Towing-supply	8,181	8,764	9,798	9,919	9,818
Other	3,285	3,429	3,849	4,171	4,230
Total	19,510	21,066	23,120	23,554	23,458

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	898	1,565	2,359	2,110	1,874
Towing-supply	720	705	889	849	900
Other	180	206	368	273	270
Total	1,798	2,476	3,616	3,232	3,044
Middle East/Asia Pacific fleet:
Deepwater	478	705	746	702	900
Towing-supply	873	1,089	1,435	1,446	1,240
Other	—	3	92	91	90
Total	1,351	1,797	2,273	2,239	2,230
Europe/Mediterranean Sea fleet:
Deepwater	167	276	276	334	410
Towing-supply	270	180	92	91	90
Other	—	—	136	182	180
Total	437	456	504	607	680
West Africa fleet:
Deepwater	744	671	644	713	900
Towing-supply	1,463	1,472	1,484	1,463	1,547
Other	1,305	1,295	1,246	1,714	1,707
Total	3,512	3,438	3,374	3,890	4,154
Worldwide fleet:
Deepwater	2,287	3,217	4,025	3,859	4,084
Towing-supply	3,326	3,446	3,900	3,849	3,777
Other	1,485	1,504	1,842	2,260	2,247
Total	7,098	8,167	9,767	9,968	10,108

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,411	1,328	1,186	1,621	1,816
Towing-supply	630	736	884	1,092	1,080
Other	360	368	368	455	450
Total	2,401	2,432	2,438	3,168	3,346
Middle East/Asia Pacific fleet:
Deepwater	1,260	1,203	1,186	1,299	1,170
Towing-supply	2,475	2,515	2,545	2,528	2,712
Total	3,735	3,718	3,731	3,827	3,882
Europe/Mediterranean Sea fleet:
Deepwater	1,360	1,312	1,373	1,205	1,170
Towing-supply	90	199	460	476	266
Total	1,450	1,511	1,833	1,681	1,436
West Africa fleet:
Deepwater	1,726	1,813	1,703	1,480	1,170
Towing-supply	1,660	1,868	2,009	1,974	1,983
Other	1,440	1,557	1,639	1,456	1,533
Total	4,826	5,238	5,351	4,910	4,686
Worldwide fleet:
Deepwater	5,757	5,656	5,448	5,605	5,326
Towing-supply	4,855	5,318	5,898	6,070	6,041
Other	1,800	1,925	2,007	1,911	1,983
Total	12,412	12,899	13,353	13,586	13,350

Note (L): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	42.2%	32.2%	20.5%	23.4%	29.7%
Towing-supply	35.7	39.0	36.1	36.4	41.8
Other	61.9	60.8	45.3	50.0	45.7
Total	42.7%	37.6%	28.1%	30.3%	35.2%
Middle East/Asia Pacific fleet:
Deepwater	54.4%	48.7%	44.0%	54.4%	45.9%
Towing-supply	40.0	57.7	57.1	57.2	54.2
Total	44.9%	54.5%	52.0%	55.4%	50.6%
Europe/Mediterranean Sea fleet:
Deepwater	64.7%	69.4%	71.7%	59.7%	61.0%
Towing-supply	25.0	24.1	53.8	66.1	13.9
Total	57.1%	60.7%	63.3%	56.5%	47.9%
West Africa fleet:
Deepwater	52.3%	49.4%	49.3%	46.1%	48.0%
Towing-supply	39.0	45.7	45.2	49.4	44.9
Other	36.6	44.8	44.6	33.1	32.7
Total	42.2%	46.5%	46.1%	42.7%	41.2%
Worldwide fleet:
Deepwater	52.2%	47.2%	41.3%	41.1%	42.6%
Towing-supply	38.3	48.6	48.9	50.9	46.9
Other	40.8	47.4	42.1	33.9	32.8
Total	44.4%	47.8%	44.7%	44.0%	42.6%

Note (M): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	69.1%	70.2%	61.2%	53.8%	60.4%
Towing-supply	76.6	76.4	72.3	64.7	76.6
Other	92.9	94.8	90.6	79.9	73.1
Total	74.6%	75.8%	69.7%	61.3%	67.3%
Middle East/Asia Pacific fleet:
Deepwater	75.0%	77.2%	71.6%	83.8%	81.2%
Towing-supply	54.1	82.7	89.4	89.9	79.0
Total	61.2%	80.9%	83.7%	87.8%	79.7%
Europe/Mediterranean Sea fleet:
Deepwater	72.6%	84.0%	86.1%	76.2%	82.4%
Towing-supply	100.0	45.8	64.6	78.7	18.6
Total	74.3%	79.0%	80.7%	76.9%	70.6%
West Africa fleet:
Deepwater	74.8%	67.7%	68.0%	68.3%	84.9%
Towing-supply	73.4	81.7	78.6	86.0	80.0
Other	69.9	82.0	78.4	72.1	69.1
Total	72.8%	76.9%	75.2%	76.5%	77.7%
Worldwide fleet:
Deepwater	72.9%	74.1%	71.9%	69.4%	75.2%
Towing-supply	64.5	80.1	81.2	83.2	76.2
Other	74.5	84.5	80.6	74.0	70.0
Total	69.8%	78.1%	77.3%	76.2%	74.9%

Note (N): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
AVERAGE VESSEL DAY RATES:

Americas fleet:
Deepwater (O)	$16,626	18,301	19,429	19,869	57,311
Towing-supply	14,191	14,700	14,577	15,959	17,816
Other	9,061	8,628	8,968	9,071	9,015
Total (O)	$14,558	15,372	15,550	16,423	35,756
Middle East/Asia Pacific fleet:
Deepwater	$10,122	9,762	9,883	9,825	9,927
Towing-supply	6,589	6,787	7,398	7,511	8,045
Total	$8,051	7,705	8,073	8,261	8,623
Europe/Mediterranean Sea fleet:
Deepwater	$9,132	9,427	9,464	8,967	10,220
Towing-supply	6,695	7,035	7,077	7,459	6,513
Total	$8,928	9,244	8,985	8,530	10,030
West Africa fleet:
Deepwater	$10,795	11,702	12,069	13,768	13,260
Towing-supply	13,245	12,979	13,339	14,271	14,171
Other	3,306	3,602	3,854	3,265	3,661
Total	$9,501	9,619	9,943	11,061	10,863
Worldwide fleet:
Deepwater (O)	$11,606	12,142	12,172	12,897	23,797
Towing-supply	10,355	10,056	10,295	10,961	11,893
Other	4,742	4,681	4,906	4,759	4,922
Total (O)	$10,093	10,056	10,162	10,842	15,693

Note (O):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.  Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates were increased by $35,709, $17,385, $9,776 and $3,915, respectively, for the quarter ended March 31, 2017 (Predecessor) as a result of the recognition of revenue related to the early cancellation of the vessel charter contract.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017
Americas
Vessel revenues (P)	$26,081	28,335	26,410	31,887	80,533

Vessel operating costs:
Crew costs	$9,093	11,190	12,652	14,457	15,761
Routine repairs and maintenance	1,917	2,203	2,210	2,705	2,879
Major repairs	(187)	(144)	4,167	1,136	7
Insurance and loss reserves	(551)	788	605	933	(519)
Fuel, lube and supplies	1,618	2,413	2,935	3,394	3,896
Other	406	1,321	2,307	4,655	3,555
Total vessel operating costs	$12,296	17,771	24,876	27,280	25,579

Vessel operating margin ($)	$13,785	10,564	1,534	4,607	54,954
Vessel operating margin (%)	52.9%	37.3%	5.8%	14.4%	68.2%

Vessel operating lease expense	$—	—	62	3,787	6,627
Vessel depreciation	$3,223	3,386	5,488	10,748	11,297
Amortization of deferred drydocking and survey costs	$90	86	4	—	—

Vessel operations general and administrative expenses ($)	$5,561	6,040	5,481	5,771	6,412
Vessel operations general and administrative expenses (%)	21.3%	21.3%	20.8%	18.1%	8.0%

Vessel operating profit (loss)	$4,911	1,052	(9,501)	(15,699)	30,618

Americas - Select operating statistics
Average vessels - Total fleet (Q)	47	53	66	70	71
Utilization - Total fleet	42.7%	37.6%	28.1%	30.3%	35.2%

Average vessels - Active fleet (Q)	27	26	27	35	37
Utilization - Active fleet	74.6%	75.8%	69.7%	61.3%	67.3%

Average day rates (P)	$14,558	15,372	15,550	16,423	35,756

Vessels commencing drydocks	7	3	7	2	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(187)	(144)	4,167	1,136	7
Cash paid for deferred drydocking and survey costs	$2,775	554	243	—	—
	$2,588	410	4,410	1,136	7

Deferred drydocking and survey costs - beginning balance	$707	239	—	—	—
Cash paid for deferred drydocking and survey costs	$2,775	554	243	—	—
Amortization of deferred drydocking and survey costs	$90	86	4	—	—
Net vessel transfers in/out of the segment	$9	—	—	—	—
Deferred drydocking and survey costs - ending balance	$3,383	707	239	—	—

Note (P):  Included in Americas vessel revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.  Americas fleet average day rates were increased by $17,385 as a result of the recognition of revenue related to the early cancellation of the vessel charter contract.

Note (Q): Average leased vessels - Americas fleet	—	—	10	11	11
Average leased vessels - Americas active fleet	—	—	3	4	4

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017
Middle East/Asia Pacific
Vessel revenues	$18,388	23,176	25,216	27,766	26,678

Vessel operating costs:
Crew costs	$8,108	8,666	9,101	9,795	9,495
Routine repairs and maintenance	1,209	1,733	2,387	2,164	2,318
Major repairs	254	442	320	511	3,988
Insurance and loss reserves	(150)	771	626	681	(732)
Fuel, lube and supplies	2,339	2,653	1,725	1,539	2,543
Other	2,742	2,723	2,977	2,908	3,351
Total vessel operating costs	$14,502	16,988	17,136	17,598	20,963

Vessel operating margin ($)	$3,886	6,188	8,080	10,168	5,715
Vessel operating margin (%)	21.1%	26.7%	32.0%	36.6%	21.4%

Vessel operating lease expense	$—	—	—	—	—
Vessel depreciation	$2,707	2,905	4,028	7,746	8,499
Amortization of deferred drydocking and survey costs	$62	4	—	—	—

Vessel operations general and administrative expenses ($)	$3,370	3,772	3,226	3,738	3,380
Vessel operations general and administrative expenses (%)	18.3%	16.3%	12.8%	13.5%	12.7%

Vessel operating profit (loss)	$(2,253)	(493)	826	(1,316)	(6,164)

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	56	60	65	67	68
Utilization - Total fleet	44.9%	54.5%	52.0%	55.4%	50.6%

Average vessels - Active fleet	41	40	40	42	44
Utilization - Active fleet	61.2%	80.9%	83.7%	87.8%	79.7%

Average day rates	$8,051	7,705	8,073	8,261	8,623

Vessels commencing drydocks	3	5	1	1	5

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$254	442	320	511	3,988
Cash paid for deferred drydocking and survey costs	$1,728	209	—	—	—
	$1,982	651	320	511	3,988

Deferred drydocking and survey costs - beginning balance	$205	—	—	—	—
Cash paid for deferred drydocking and survey costs	$1,728	209	—	—	—
Amortization of deferred drydocking and survey costs	$62	4	—	—	—
Deferred drydocking and survey costs - ending balance	$1,871	205	—	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017
Europe/Mediterranean Sea
Vessel revenues	$9,623	11,036	13,294	11,031	10,166

Vessel operating costs:
Crew costs	$4,991	5,147	6,460	5,593	4,927
Routine repairs and maintenance	1,240	1,145	1,430	1,244	925
Major repairs	338	—	290	1,983	336
Insurance and loss reserves	110	311	206	426	226
Fuel, lube and supplies	1,810	1,038	1,050	1,393	1,101
Other	1,606	1,466	1,754	1,835	1,394
Total vessel operating costs	$10,095	9,107	11,190	12,474	8,909

Vessel operating margin ($)	$(472)	1,929	2,104	(1,443)	1,257
Vessel operating margin (%)	-4.9%	17.5%	15.8%	-13.1%	12.4%

Vessel operating lease expense	$—	—	670	721	432
Vessel depreciation	$1,641	1,641	3,411	6,803	6,561
Amortization of deferred drydocking and survey costs	$163	—	—	—	—

Vessel operations general and administrative expenses ($)	$1,278	1,073	1,251	1,196	1,366
Vessel operations general and administrative expenses (%)	13.3%	9.7%	9.4%	10.8%	13.4%

Vessel operating profit (loss)	$(3,554)	(785)	(3,228)	(10,163)	(7,102)

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet (R)	21	21	25	25	24
Utilization - Total fleet	57.1%	60.7%	63.3%	56.5%	47.9%

Average vessels - Active fleet (R)	16	16	20	19	16
Utilization - Active fleet	74.3%	79.0%	80.7%	76.9%	70.6%

Average day rates	$8,928	9,244	8,985	8,530	10,030

Vessels commencing drydocks	6	—	1	4	1

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$338	—	290	1,983	336
Cash paid for deferred drydocking and survey costs	$2,633	—	—	—	—
	$2,971	—	290	1,983	336

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$2,633	—	—	—	—
Amortization of deferred drydocking and survey costs	$163	—	—	—	—
Deferred drydocking and survey costs - ending balance	$2,470	—	—	—	—

Note (R): Average leased vessels - Europe/Mediterranean Sea fleet	—	—	2	2	1
Average leased vessels - Europe/Mediterranean Sea active fleet	—	—	2	2	1

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017
West Africa
Vessel revenues	$33,402	38,766	39,991	41,573	39,528

Vessel operating costs:
Crew costs	$12,032	12,145	13,935	12,365	11,646
Routine repairs and maintenance	2,816	2,246	2,244	2,094	2,399
Major repairs	117	85	2,521	2,007	4,222
Insurance and loss reserves	(480)	1,076	1,067	1,084	(742)
Fuel, lube and supplies	3,245	3,296	4,131	3,102	1,739
Other	6,741	5,487	7,866	5,769	6,130
Total vessel operating costs	$24,471	24,335	31,764	26,421	25,394

Vessel operating margin ($)	$8,931	14,431	8,227	15,152	14,134
Vessel operating margin (%)	26.7%	37.2%	20.6%	36.4%	35.8%

Vessel operating lease expense	$—	91	1,015	1,034	1,384
Vessel depreciation	$3,703	3,547	5,444	9,595	9,816
Amortization of deferred drydocking and survey costs	$323	112	—	—	—

Vessel operations general and administrative expenses ($)	$6,658	9,061	7,135	7,297	8,287
Vessel operations general and administrative expenses (%)	19.9%	23.4%	17.8%	17.6%	21.0%

Vessel operating loss	$(1,753)	1,620	(5,367)	(2,774)	(5,353)

West Africa - Select operating statistics
Average vessels - Total fleet (S)	93	95	95	97	98
Utilization - Total fleet	42.2%	46.5%	46.1%	42.7%	41.2%

Average vessels - Active fleet (S)	54	58	58	54	52
Utilization - Active fleet	72.8%	76.9%	75.2%	76.5%	77.7%

Average day rates	$9,501	9,619	9,943	11,061	10,863

Vessels commencing drydocks	3	2	7	2	6

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$117	85	2,521	2,007	4,222
Cash paid for deferred drydocking and survey costs	$1,724	2,259	149	—	—
	$1,841	2,344	2,670	2,007	4,222

Deferred drydocking and survey costs - beginning balance	$2,296	149	—	—	—
Cash paid for deferred drydocking and survey costs	$1,724	2,259	149	—	—
Amortization of deferred drydocking and survey costs	$323	112	—	—	—
Net vessel transfers in/out of the segment	$(9)	—	—	—	—
Deferred drydocking and survey costs - ending balance	$3,706	2,296	149	—	—

Note (S): Average leased vessels - West Africa fleet	—	—	3	3	4
Average leased vessels - West Africa active fleet	—	—	3	3	3

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017
Worldwide
Vessel revenues (T)	$87,494	101,313	104,911	112,257	156,905

Vessel operating costs:
Crew costs	$34,224	37,148	42,148	42,210	41,829
Routine repairs and maintenance	7,182	7,327	8,271	8,207	8,521
Major repairs	522	383	7,298	5,637	8,553
Insurance and loss reserves	(1,071)	2,946	2,504	3,124	(1,767)
Fuel, lube and supplies	9,012	9,400	9,841	9,428	9,279
Other	11,495	10,997	14,904	15,167	14,430
Total vessel operating costs	$61,364	68,201	84,966	83,773	80,845

Vessel operating margin ($)	$26,130	33,112	19,945	28,484	76,060
Vessel operating margin (%)	29.9%	32.7%	19.0%	25.4%	48.5%

Vessel operating lease expense	$—	91	1,747	5,542	8,443
Vessel depreciation	$11,274	11,479	18,371	34,892	36,173
Amortization of deferred drydocking and survey costs	$638	202	4	—	—

Vessel operations general and administrative expenses ($)	$16,867	19,946	17,093	18,002	19,445
Vessel operations general and administrative expenses (%)	19.3%	19.7%	16.3%	16.0%	12.4%

Vessel operating profit (loss)	$(2,649)	1,394	(17,270)	(29,952)	11,999

Worldwide - Select operating statistics
Average vessels - Total fleet (U)	217	229	251	259	261
Utilization - Total fleet	44.4%	47.8%	44.7%	44.0%	42.6%

Average vessels - Active fleet (U)	138	140	145	150	149
Utilization - Active fleet	69.8%	78.1%	77.3%	76.2%	74.9%

Average day rates (T)	$10,093	10,056	10,162	10,842	15,693

Vessels commencing drydocks	19	10	16	9	14

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$522	383	7,298	5,637	8,553
Cash paid for deferred drydocking and survey costs	$8,860	3,022	392	—	—
	$9,382	3,405	7,690	5,637	8,553

Deferred drydocking and survey costs - beginning balance	$3,208	388	—	—	—
Cash paid for deferred drydocking and survey costs	$8,860	3,022	392	—	—
Amortization of deferred drydocking and survey costs	$638	202	4	—	—
Deferred drydocking and survey costs - ending balance	$11,430	3,208	388	—	—

Note (T):  Included in Worldwide vessel revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.  Worldwide average day rates were increased by $3,915 as a result of the recognition of revenue related to the early cancellation of the vessel charter contract.

Note (U): Average leased vessels - Worldwide fleet	—	—	15	16	16
Average leased vessels - Worldwide active fleet	—	—	8	9	8

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017

Consolidated EBITDA (V) (W) (X) (Y) (Z)	$(9,905)	13,255	(2,760)	6,085	55,007

Restructuring-related professional services costs	—	(2,031)	(23,494)	(11,874)	(16,805)
Asset impairments	(6,186)	(16,777)	(21,325)	(163,423)	(64,857)
Sale leaseback redelivery costs	—	(388)	(1,244)	—	—
Reorganization items (excluding professional services and sale leaseback redelivery costs)	—	—	(1,060,871)	(308,011)	—
Interest and other debt costs	(7,599)	(7,769)	(5,814)	(10,605)	(21,008)
Income tax benefit (expense)	(3,321)	2,706	(3,216)	(295)	(1,717)
Depreciation	(11,380)	(11,993)	(19,298)	(36,287)	(37,592)
Amortization of deferred drydocking and survey costs	(638)	(202)	(4)	—	—

Net loss	$(39,029)	(23,199)	(1,138,026)	(524,410)	(86,972)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2018	2017	2017	2017	2017

Consolidated EBITDA (V) (W) (X) (Y) (Z)	$(9,905)	13,255	(2,760)	6,085	55,007

Restructuring-related professional service costs	—	(2,031)	(23,494)	(11,874)	(16,805)
Sale leaseback redelivery costs	—	(388)	(1,244)	—	—
Cash paid for interest	(8,152)	(8,164)	(1,203)	(433)	(8,218)
Cash paid for taxes	(6,429)	(3,262)	(2,521)	(3,611)	(2,167)
Cash paid for deferred drydocking costs	(8,860)	(3,022)	(392)	—	—
Change in net working capital, excluding cash	8,649	(4,874)	18,585	(9,856)	42,205
Equity in net (earnings) losses of unconsol. companies (Z)	15,439	(825)	(1,574)	(4,101)	(2,841)
Stock-based compensation expense	2,956	2,558	2,554	326	(888)
Gain on asset disposition	(1,919)	(6,612)	(376)	(3,189)	(6,064)
Changes in other, net	2,237	(4,372)	(3,608)	3,706	9,921

Net cash provided (used) in operating activities	$(5,984)	(17,737)	(16,033)	(22,947)	70,150

Note (V):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels.  Restructuring-related professional services and sale leaseback redelivery costs have been separately presented in the above table.  Restructuring-related professional services costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (W):  Consolidated EBITDA for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017 includes non-cash, stock-based compensation expense of $2,956, $2,558, $2,554, $326, and $(888), respectively.

Note (X):  Consolidated EBITDA for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017 includes vessel operating lease expense of $0, $91, $1,747, $5,542, and $8,443, respectively.

Note (Y):  Consolidated EBITDA for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017 includes foreign exchange gains (losses) of $(348), $(349), $(2,082), $(1,157), and $664, respectively.

Note (Z):  Consolidated EBITDA and equity in net (earnings) losses of unconsol. companies for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017 includes foreign exchange gains (losses) of $(14,823), $(74), $758, $3,480, and $4,965, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs included in general and administrative expenses.  Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively.  Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

For illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.